                                                    Prospectus dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                          Accommodator Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in deferred or immediate Accommodator Variable Annuity contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO"). These Contracts are no longer offered for sale, however, you may be able to make Additional Purchase Payments as permitted under your Contract. In this Prospectus, "we," "us," "our," or "the Company" refers to John Hancock Life Insurance Company.

This Prospectus describes the variable portion of the Contract to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Global Bond Trust
High Yield Trust
International Equity Index Trust B
Lifestyle Balanced Trust (formerly, "Managed Trust")
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Total Bond Market Trust B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 ANNUITIES SERVICE CENTER                                   MAILING ADDRESS
   164 Corporate Drive                                    Post Office Box 9505
Portsmouth, NH 03801-6815                              Portsmouth, NH 03802-9505
      (800) 824-0335                                      www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS ..................................................    1
II. OVERVIEW ..................................................................    3
III. FEE TABLES ...............................................................    5
   EXAMPLES ...................................................................    6
IV. BASIC INFORMATION .........................................................    9
   WHAT IS THE CONTRACT? ......................................................    9
   WHO OWNS THE CONTRACT? .....................................................    9
   IS THE OWNER ALSO THE ANNUITANT? ...........................................    9
   HOW CAN I INVEST MONEY IN A CONTRACT? ......................................    9
      Initial Purchase Payment ................................................    9
      Additional Purchase Payments ............................................   10
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME? ......   10
   WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE? .............................   10
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?...   11
      State Law Insurance Requirements ........................................   11
      Variations in Charges or Rates ..........................................   11
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ........................   11
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? .........................   12
      Allocation of Purchase Payments .........................................   12
      Transfers Among Investment Options ......................................   12
      Procedure for Transferring Your Assets ..................................   13
      Telephone and Electronic Transactions ...................................   13
      Dollar-Cost Averaging Program ...........................................   14
      Special Transfer Services - Asset Rebalancing Program ...................   14
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ...................   14
      Asset-Based Charges .....................................................   14
      Annual Contract Fee .....................................................   14
      Premium Taxes ...........................................................   15
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? .................................   15
      Surrenders and Partial Withdrawals ......................................   15
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals ..........................................................   16
      Systematic Withdrawal Plan ..............................................   16
      Telephone Withdrawals ...................................................   16
   WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE? .....   16
      Guaranteed Minimum Death Benefit ........................................   16
      Distribution Requirements Following Death of Owner ......................   17
      Calculation and Payment of Death Benefit Values .........................   17
   CAN I RETURN MY CONTRACT? ..................................................   18
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS ......   19
   THE COMPANY ................................................................   19
   THE SEPARATE ACCOUNT .......................................................   19
   THE PORTFOLIOS .............................................................   20
VI. THE ACCUMULATION PERIOD ...................................................   24
   YOUR VALUE IN THE VARIABLE INVESTMENT OPTIONS ..............................   24
   VALUATION OF ACCUMULATION UNITS ............................................   24
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ............................   24
VII. THE ANNUITY PERIOD .......................................................   25
   MATURITY DATE FOR DEFERRED ANNUITY CONTRACTS ...............................   25
   IMMEDIATE VARIABLE ANNUITY CONTRACTS .......................................   25
   SELECTING AN ANNUITY OPTION ................................................   25
      Variable Monthly Annuity Payments .......................................   25
      Variable Investment Option Valuation Procedures .........................   26
      Assumed Investment Rate .................................................   26
   ANNUITY OPTIONS ............................................................   26
VIII. FEDERAL TAX MATTERS .....................................................   27
   INTRODUCTION ...............................................................   27
   OUR TAX STATUS .............................................................   27
   CHARITABLE REMAINDER TRUSTS ................................................   27
   NONQUALIFIED CONTRACTS .....................................................   27
      Undistributed Gains .....................................................   27
      Taxation of Annuity Payments ............................................   27
      Surrenders, Withdrawals and Death Benefits ..............................   28
      Taxation of Death Benefit Proceeds ......................................   28
      Penalty Tax on Premature Distributions ..................................   28
      Exchanges of Annuity Contracts ..........................................   29
      Puerto Rico Nonqualified Contracts ......................................   29
      Diversification Requirements ............................................   29
   QUALIFIED CONTRACTS ........................................................   30
      Penalty Tax on Premature Distributions ..................................   31
      Rollovers and Transfers .................................................   32
      Section 403(b) Qualified Plans ..........................................   33
      Loans ...................................................................   34
      Puerto Rico Contracts Issued to Fund Retirement Plans ...................   34
   SEE YOUR OWN TAX ADVISER ...................................................   34
IX. OTHER INFORMATION .........................................................   35
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY .................................   35
   WHO SHOULD HAVE PURCHASED A CONTRACT? ......................................   35
   BENEFICIARY ................................................................   36
   SPOUSE .....................................................................   36
   PERFORMANCE INFORMATION ....................................................   36
   REPORTS ....................................................................   37
   VOTING PRIVILEGES ..........................................................   37
   CHANGES TO THE SEPARATE ACCOUNT ............................................   37
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ........................   37
   DISTRIBUTION OF CONTRACTS ..................................................   37
   STATEMENT OF ADDITIONAL INFORMATION ........................................   39
   FINANCIAL STATEMENTS .......................................................   40
APPENDIX A: ILLUSTRATIVE CONTRACT VALUE AND ANNUITY PAYMENT TABLES ............   A-1
APPENDIX B: QUALIFIED PLAN TYPES ..............................................   B-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ....................................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contract described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Accounts or any other separate account it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


SEPARATE ACCOUNT: John Hancock Variable Annuity Account U. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, minus any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.


The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the "SEC". The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that Prospectus before selecting any of the Variable Investment Options.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING AN ACCOMMODATOR VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FEES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT, (APPLICABLE ONLY TO PERIODIC PURCHASE PAYMENT DEFERRED CONTRACTS), SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)   ACCOMMODATOR VARIABLE ANNUITY
--------------------------------------   ---------------------------------------
Sales Charge imposed at time of            4% of the first $10,000
purchase on SINGLE PURCHASE PAYMENT        3% of the next $15,000
IMMEDIATE Contracts (as a percentage       2% of the next $75,000
of Purchase Payments) (2)                  1% of all amounts over $100,000 plus
                                              a $50 administrative expense
                                              deduction
Sales Charge imposed at time of          4.5% of the first $10,000
purchase on SINGLE PURCHASE PAYMENT      3.5% of the next $15,000
DEFERRED Contracts (as a percentage of   2.5% of the next $75,000
Purchase Payment) (2)                      1% of all amounts over $100,000 plus
                                              a $50 administrative expense
                                              deduction
Sales Charge imposed at time of            8% of the first $10,000
purchase on PERIODIC PURCHASE PAYMENT      7% of the next $15,000
DEFERRED Contracts (as a percentage of     3% of all amounts over $25,000
Purchase Payments) (2)

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) The minimum death benefit charge included in the above sales loads is 0.50%. Because no minimum death benefit is provided on or after the Contract Anniversary nearest the Annuitant's 65th birthday, no deduction is made for this benefit from payments made on or after this date. See "GUARANTEED MINIMUM DEATH BENEFIT" below.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                          ACCOMMODATOR VARIABLE ANNUITY

Maximum Annual Contract Fee (3)          $50
Current Annual Contract Fee
(periodic Purchase Payment deferred
   Contracts only) (4)                   $10, or, if less, 2% of the Contract Value

                        SEPARATE ACCOUNT ANNUAL EXPENSES
                 (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (5)

Mortality and Expense Risk Charge        0.75%
Administrative Services Charge           0.25%
                                         ====
Total Separate Account Annual Expenses   1.00%

(3)  This charge is not currently imposed.

(4) This charge applies only during the Accumulation Period for periodic Purchase Payment deferred Contracts. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender. This charge does not apply to single Purchase Payment immediate or single Purchase Payment deferred Contracts.

(5) This charge applies to all Accommodator Variable Annuity Contracts. It applies to that portion of account value held in the Variable Investment Options.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES   MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Range of expenses that are deducted from
   Portfolio assets, including management
   fees, and other expenses                  0.25%     1.14%

EXAMPLES

The following examples are intended to help you compare the cost of investing in an Accommodator Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first set of examples assume that you invested $10,000 in a single Purchase Payment immediate annuity Contract, single Purchase Payment deferred annuity Contract, or invest in a periodic Purchase Payment deferred annuity Contract. Each of these examples also assumes that your investment has a 5% return each year and assumes the maximum annual Contact fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ACCOMMODATOR VARIABLE ANNUITY - single Purchase Payment immediate annuity Contract (maximum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you begin annuity payments at the earliest
   possible date:*                               $804     $1,230    $1,680     $2,924

* A single Purchase Payment immediate annuity Contract cannot be surrendered and must begin an annuity payment option in not more than one year from the date of issue.

ACCOMMODATOR VARIABLE ANNUITY - single Purchase Payment deferred annuity Contract (maximum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $755     $1,183    $1,636     $2,886
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                  $755     $1,183    $1,636     $2,886

ACCOMMODATOR VARIABLE ANNUITY - periodic Purchase Payment annuity Contract (maximum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                  $1,020    $1,478    $1,960     $3,280
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                 $1,020    $1,478    $1,960     $3,280

The following set of examples also assumes that you invested $10,000 in a single Purchase Payment immediate annuity Contract, single Purchase Payment deferred annuity Contract, or invest in a periodic Purchase Payment deferred annuity Contract. Each of these examples also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ACCOMMODATOR VARIABLE ANNUITY - single Purchase Payment immediate annuity Contract (minimum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you begin annuity payments at the earliest
   possible date *                               $720      $973     $1,245     $2,021

* A single Purchase Payment immediate annuity Contract cannot be surrendered and must begin an annuity payment option in not more than one year from the date of issue.

ACCOMMODATOR VARIABLE ANNUITY - single Purchase Payment deferred annuity Contract (minimum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $670      $925     $1,199     $1,978
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                  $670      $925     $1,199     $1,978

ACCOMMODATOR VARIABLE ANNUITY - periodic Purchase Payment annuity Contract (minimum Portfolio-level total operating expenses)

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $921     $1,177    $1,453     $2,236
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                  $921     $1,177    $1,453     $2,236

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                                             ACQUIRED
                                                  DISTRIBUTION              PORTFOLIO   TOTAL ANNUAL     CONTRACTUAL         NET
                                     MANAGEMENT    AND SERVICE     OTHER     FEES AND     OPERATING        EXPENSE        OPERATING
PORTFOLIO/SERIES                         FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
JOHN HANCOCK TRUST:
500 INDEX B(3)
Series NAV                              0.47%         0.00%        0.03%      0.00%         0.50%           -0.25%           0.25%
ACTIVE BOND(4)
Series NAV                              0.60%         0.00%        0.04%      0.00%         0.64%            0.00%           0.64%
BLUE CHIP GROWTH(4,5)
Series NAV                              0.81%         0.00%        0.04%      0.00%         0.85%            0.00%           0.85%
CAPITAL APPRECIATION(4)
Series NAV                              0.72%         0.00%        0.04%      0.00%         0.76%            0.00%           0.76%
EQUITY-INCOME(4,5)
Series NAV                              0.81%         0.00%        0.05%      0.00%         0.86%            0.00%           0.86%
GLOBAL BOND(4,6)
Series NAV                              0.70%         0.00%        0.10%      0.00%         0.80%            0.00%           0.80%
HIGH YIELD(4)
Series NAV                              0.66%         0.00%        0.06%      0.00%         0.72%            0.00%           0.72%
INTERNATIONAL EQUITY INDEX B(3,7)
Series NAV                              0.53%         0.00%        0.06%      0.00%         0.59%           -0.24%           0.35%
LIFESTYLE BALANCED(8)
Series NAV                              0.04%         0.00%        0.03%      0.76%         0.83%            0.00%           0.83%
MID CAP STOCK(4)
Series NAV                              0.84%         0.00%        0.05%      0.00%         0.89%            0.00%           0.89%
MID VALUE(4,5)
Series NAV                              0.98%         0.00%        0.10%      0.00%         1.08%            0.00%           1.08%
MONEY MARKET B(3)
Series NAV                              0.49%         0.00%        0.04%      0.00%         0.53%           -0.24%           0.29%
OPTIMIZED ALL CAP(4)

                                                                             ACQUIRED
                                                  DISTRIBUTION              PORTFOLIO   TOTAL ANNUAL     CONTRACTUAL         NET
                                     MANAGEMENT    AND SERVICE     OTHER     FEES AND     OPERATING        EXPENSE        OPERATING
PORTFOLIO/SERIES                         FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                     ----------   ------------   --------   ---------   ------------   ----------------   ---------
Series NAV                              0.68%         0.00%        0.06%      0.00%         0.74%            0.00%           0.74%
OVERSEAS EQUITY
Series NAV                              0.98%         0.00%        0.14%      0.00%         1.12%            0.00%           1.12%
REAL ESTATE SECURITIES(4)
Series NAV                              0.70%         0.00%        0.05%      0.00%         0.75%            0.00%           0.75%
SHORT-TERM BOND(4)
Series NAV                              0.59%         0.00%        0.07%      0.00%         0.66%            0.00%           0.66%
SMALL CAP GROWTH(4)
Series NAV                              1.06%         0.00%        0.08%      0.00%         1.14%            0.00%           1.14%
TOTAL BOND MARKET B(3,9)
Series NAV                              0.47%         0.00%        0.06%      0.00%         0.53%           -0.28%           0.25%
M FUND, INC. (10):
Brandes International Equity Fund       0.68%           --         0.23%        --          0.91%            0.00%           0.91%
Turner Core Growth Fund                 0.45%           --         0.25%        --          0.70%            0.00%           0.70%
Frontier Capital Appreciation Fund      0.90%           --         0.19%        --          1.09%            0.00%           1.09%
Business Opportunity Value Fund         0.63%           --         0.25%        --          0.88%            0.00%           0.88%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

(10) For the period from May 1, 2009 to April 30, 2010, the adviser, M Fund, Inc., has contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other Portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a Variable Annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

This Prospectus describes three versions of the Contract. One version is a periodic Purchase Payment deferred Variable Annuity contract. "Deferred" means that we will not begin to make annuity payments under the Contract until a future date (called the Maturity Date). Until then you may make Additional Purchase Payments into your Contract. This is what we mean by "periodic payment" Contract.

The second version of the Contract is a single Purchase Payment immediate Variable Annuity contract. By "single Purchase Payment" we mean that you only made one lump sum Purchase Payment. By "immediate" annuity, we mean that we start making annuity payments not more than one year after you pay your premium.

The third form of Contract is a single Purchase Payment deferred Variable Annuity contract. Under this Contract, you paid an initial lump sum, but we don't start making annuity payments until a future Maturity Date. You are permitted to make one Additional Purchase Payment after your initial lump sum Purchase Payment.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue.

WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant if that person meets our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Initial Purchase Payment


You needed an initial Purchase Payment of at least $1,000 to purchase a periodic Purchase Payment Contract and at least $5,000 to purchase a single Purchase Payment Contract (if you purchased a single Purchase Payment deferred Contract with the proceeds of fixed benefit insurance policies and annuity contracts issued by John Hancock, however, the initial single Purchase Payment needed was $2,000.) We permitted you to make one Additional Purchase Payment of at least $2,500 into a single Purchase Payment deferred Contract. When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.


In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Additional Purchase Payments
(applicable only to periodic Purchase Payment deferred Contracts)

The Contracts described in this Prospectus are no longer available for sale. If you choose to contribute more money into a periodic Purchase Payment Contract, however, each Additional Purchase Payment must be at least $50. Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

LIMITS ON ADDITIONAL PURCHASE PAYMENTS. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments to a periodic Purchase Payment Contract at any time before the Maturity Date. However, your Purchase Payments for the first Contract Year may not, unless we consent in writing, exceed twice the specified annual Purchase Payment amount in your Contract (payment of such specified Purchase Payments is not mandatory, however). In subsequent Contract Years, you may not pay more than twice the largest amount of Purchase Payments you paid in any previous Contract Year. We may waive any of these limits on Purchase Payments.

WAYS TO MAKE ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments made by check or money order must be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuities Service
          Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

ADDITIONAL PURCHASE PAYMENTS BY WIRE. You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page [20], should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.


WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If you have a deferred Variable Annuity Contract that is still in effect on its Maturity Date, it enters what is called the Annuity Period. An immediate annuity Contract enters the Annuity Period immediately.

During the Annuity Period, we make a series of Variable Annuity payments to you as provided under one of our several Annuity Options. Under a deferred Variable Annuity Contract, the form in which we will make the annuity payments and the proportion of such payments that will be based on each Variable Investment Option depend on the elections that you have in effect on the Maturity Date. Therefore you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

If you purchased an immediate annuity Contract, your Annuity Payment option and the Variable Investment Option or Options on which it is based, are as you elected in your purchase application.

You should carefully review the discussion under "VII. The Annuity Period", for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, guarantee periods, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     - the nature of any Qualified Plan for which the Contract is being used, if any; and

     -    the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.



Special rules have waived minimum distribution requirements for calendar year 2009 (see "VIII. Federal Tax Matters").


CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options in which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VII. The Annuity Period."

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

WE HAVE ADOPTED POLICIES AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described below). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Dollar-Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the dollar-cost averaging program:


     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - the program is only available for deferred Contracts, and will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.


Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.00% as a percentage of average account value. Of this amount, we deduct 0.75% to compensate us primarily for mortality and expense risks that we assume under the Contract and 0.25% to compensate us, in part, for administrative and clerical services. We take the deduction proportionally from each investment option you are then using.

In return for mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than we expected. We deduct the daily asset-based administrative services charge for administrative and clerical services that the Contracts require us to provide.

Annual Contract Fee
(Applicable to periodic Purchase Payment deferred Contracts only)

We deduct an annual $10 Contract fee (or, if less, 2% of Contract Value) at the end of each Contract Year. If you surrender a Contract before the, it will be taken at the time of surrender. We take the deduction proportionally from each Investment Option you are then using. We reserve the right to increase the annual Contract fee to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
GUAM          4.00%       4.00%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your deferred Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value";
          or

     -    make a partial withdrawal of its Surrender Value.

The Surrender Value of a Contract is the Contract Value, minus the annual Contract fee and any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.


Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "VIII. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.


We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.


Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to taxes.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see IX Federal Tax Matters and the section titled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not Applicable to Contracts Issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. The same tax consequences also generally will apply that would apply to an otherwise comparable non-systematic withdrawal.


You may cancel the systematic withdrawal plan at any time.


We reserve the right to modify the terms or conditions of the plan at any time without prior notice.


Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Guaranteed Minimum Death Benefit

If the Annuitant under a deferred Contract dies before the Contract's Maturity Date, we will pay a death benefit. If the death occurs before the Contract Anniversary nearest the Annuitant's 65th birthday, we will pay the greater of:

     -    the Contract Value; or

     - the total amount of Purchase Payments made, minus any partial withdrawals you have made.

If the death occurs on or after the Contract Anniversary nearest the Annuitant's 65th birthday, we will pay an amount equal to the Contract Value.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions on the following page (if your Contract has joint Owners, these provision apply upon the death of the first to die).

In most cases, these provisions do not cause a problem if you are also the Annuitant under your policy. If you have designated someone other than yourself as the Annuitant, however, your heirs will have less discretion than you would have had in determining when and how the Contract's value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - if the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse."

     - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in the Contract on the date of your death must be:

          -    paid out in full within five years of your death; or

          - applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

     - If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:

          - the Surrender Value if paid out in full within five years of your death; or

          - the Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

     - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

Notice of the death of an Owner or Annuitant should be furnished promptly to the Annuities Service Center.

Calculation and Payment of Death Benefit Values.

We calculate the death benefit as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of the Annuitant's death; and

     -    the required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant's death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $2,000, we will pay it in a lump sum, regardless of any election.

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John
Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


You can find more information about optional methods of settlement under "Annuity Options."

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To cancel your Contract, you would have delivered or mailed it to JHLICO or the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the Contract Value on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any premiums you paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, the Company's ultimate parent is now Manulife Financial Corporation.


On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

     -    various indices that are unmanaged;

     - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account U ("Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account U under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of ours. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                                Seeks long-term capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in
                                                        equity securities of a diversified mix of large
                                                        established and medium-sized foreign companies located
                                                        primarily in developed countries (outside of the U.S.)
                                                        and, to a lesser extent, in emerging markets.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                                Seeks income and capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in a
                                                        diversified mix of debt securities and instruments
                                                        with maturity durations of approximately 4 to 6 years.

   Total Bond Market Trust B                            Seeks to track the performance of the Barclays Capital
                                                        U.S. Aggregate Bond Index (which represents the U.S.
                                                        investment grade bond market). To do this, the
                                                        Portfolio invests at least 80% of its net assets in
                                                        securities listed in the Barclays Capital U.S.
                                                        Aggregate Bond Index.

   Short-Term Bond Trust                                Seeks income and capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in a
                                                        diversified mix of debt securities and instruments
                                                        with an average credit quality rating of "A" or "AA"
                                                        and a weighted average effective maturity between one
                                                        and three years, and no more than 15% of the
                                                        Portfolio's net assets will be invested in high yield
                                                        bonds.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(2)                      Seeks to achieve a combination of long-term capital
                                                        appreciation and current income. To do this, the
                                                        Portfolio invests at least 80% of its net assets in
                                                        equity securities of REITs and real estate companies.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                           Seeks long-term growth of capital. To do this, the
                                                        Portfolio invests at least 65% of its total assets in
                                                        equity and equity-related securities of companies that
                                                        are attractively valued and have above-average growth
                                                        prospects.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B                                    Seeks to approximate the aggregate total return of a
                                                        broad-based U.S. domestic equity market index. To do
                                                        this, the Portfolio invests at least 80% of its net
                                                        assets in the common stocks in the S&P 500(R) index
                                                        and securities that as a group will behave in a manner
                                                        similar to the index. (3)

   Lifestyle Balanced Trust (4)                         Seeks a balance between a high level of current income
                                                        and growth of capital, with a greater emphasis on
                                                        growth of capital. The Portfolio operates as a
                                                        fund-of-funds and normally invests approximately 40%
                                                        of its assets in underlying Portfolios which invest
                                                        primarily in fixed income securities, and
                                                        approximately 60% in underlying Portfolios which
                                                        invest primarily in equity securities. The subadviser
                                                        may change this allocation from time to time.

   Money Market Trust B                                 Seeks to obtain maximum current income consistent with
                                                        preservation of principal and liquidity. To do this,
                                                        the Portfolio invests in high quality, U.S. dollar
                                                        denominated money market instruments.

                                                        Note: The returns of a Money Market Subaccount in your
                                                        Contract may become extremely low or possibly negative
                                                        if the interest rates earned by the underlying Money
                                                        Market Portfolio are not sufficient to offset Contract
                                                        expense deductions.

   Optimized All Cap Trust                              Seeks long-term growth of capital. To do this, the
                                                        Portfolio invests at least 65% of its total assets in
                                                        equity securities of large-, mid- and small-cap U.S.
                                                        companies with strong industry position, leading
                                                        market share, proven management and strong financials.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                                    Seeks maximum total return, consistent with
                                                        preservation of capital and prudent investment
                                                        management. To do this, the Portfolio invests at least
                                                        80% of its net assets in fixed income instruments that
                                                        are economically tied to at least three countries (one
                                                        of which may be the U.S.), which may be represented by
                                                        futures contracts and options on such securities.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B                   Seeks to track the performance of a broad-based equity
                                                        index of foreign companies primarily in developed
                                                        countries and, to a lesser extent, in emerging market
                                                        countries. To do this, the Portfolio invests at least
                                                        80% of its assets in securities listed in the Morgan
                                                        Stanley Capital International All Country World
                                                        Excluding U.S. Index,(5) or American Depository
                                                        Receipts or Global Depository Receipts representing
                                                        such securities.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                               Seeks to provide long-term growth of capital. Current
                                                        income is a secondary objective. To do this, the
                                                        Portfolio invests at least 80% of its net assets in
                                                        the common stocks of large and medium-sized blue chip
                                                        growth companies that are well established in their
                                                        industries.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

T. ROWE PRICE ASSOCIATES, INC. - CONTINUED
   Equity-Income Trust                                  Seeks to provide substantial dividend income and also
   (successor to Classic Value Trust)                   long-term growth of capital. To do this, the Portfolio
                                                        invests at least 80% of its net assets in equity
                                                        securities, with at least 65% in common stocks of
                                                        well-established companies paying above-average
                                                        dividends.

   Mid Value Trust                                      Seek long-term capital appreciation. To do this, the
   (successor to Mid Cap Value Trust)                   Portfolio invests at least 80% of its net assets in a
                                                        diversified mix of common stocks of mid-size U.S.
                                                        companies that are believed to be undervalued by
                                                        various measures and offer good prospects for capital
                                                        appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                                  Seeks long-term growth of capital. To do this, the
                                                        Portfolio invests at least 80% of its net assets in
                                                        equity securities of medium-sized companies with
                                                        significant capital appreciation potential.

   Small Cap Growth Trust                               Seeks long-term capital appreciation. To do this, the
   (successor to Emerging Growth Trust and Small Cap    Portfolio invests at least 80% of its net assets in
   Trust)                                               small-cap companies that are believed to offer
                                                        above-average potential for growth in revenues and
                                                        earnings.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust(6)                                  Seeks to realize an above-average total return over a
                                                        market cycle of three to five years, consistent with
                                                        reasonable risk. To do this, the Portfolio invests at
                                                        least 80% of its net assets in high yield securities,
                                                        including corporate bonds, preferred stocks and U.S.
                                                        Government and foreign securities.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "MSCI All Country World ex-USA IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(6) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

                          VI. The Accumulation Period

YOUR VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
                value of one accumulation unit for the applicable
                Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option.

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

         number of accumulation units in the Variable Investment Options

                                  MULTIPLIED BY

value of one accumulation unit for the applicable Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

                             VII. The Annuity Period

MATURITY DATE FOR DEFERRED ANNUITY CONTRACTS

If your Contract is a deferred Contract, it will specify the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).


Subject always to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "VIII. Federal Tax Matters"). The Annuities Service Office must receive your new selection at least 31 days prior to the new Maturity Date.


NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

IMMEDIATE VARIABLE ANNUITY CONTRACTS

If your Contract is an immediate Contract, Variable Annuity payments will begin on a date mutually agreed upon between you and us. Normally, payments begin one month after the issue date of the Contract, but must begin within one year. Immediate Contracts may not be surrendered.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period (discussed under "Annuity Options".)

For immediate annuities, you selected the Annuity Option at the time you purchased the Contract.

If the initial monthly payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $20 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $2,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If the Contract Value, at death or surrender, is less than $2,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option. Here's how it works:

     - We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

     - If that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;

     - If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for regular trading. Each Business Day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern Time. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

ANNUITY OPTIONS

Two basic Annuity Options are available:


OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will determine the present value of the payments remaining in the guaranteed period. We will compute the present value using the same actuarial assumptions as we used in determining the amount of the initial annuity payment and using the Variable Investment Option values next computed after we receive due proof of death. Ordinarily, we will make the payment within seven days thereafter.


Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Additional Option for immediate annuities: If your Contract is an immediate annuity Contract, we also make available a joint and last survivor life annuity. Under this annuity payment option, we make payments until both of two persons you name have died, but no minimum number of payments is guaranteed.

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan including IRA's)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions.

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under your Contract.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                             IX. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. The Contract designates the person you choose as Beneficiary. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant.

Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions.

An assignment, pledge, or other transfer may be a taxable event (see "Tax Information" below). Therefore, you should consult a competent tax adviser before taking any such action.

WHO SHOULD HAVE PURCHASED A CONTRACT?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:

     - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

     -    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
          Section 408A of the Code;

     -    SIMPLE IRA plans adopted under Section 408(p) of the Code;

     - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

     - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.


We did not offer the Contracts to every type of Qualified Plan, and we reserved the right not to offer the Contracts for all types of Qualified Plans in the future. In certain circumstances, we may have made the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with tax qualified retirement plans beginning in "VIII. Federal Tax Matters."


When a Contract forms part of a Qualified Plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuities Service Center.

BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    any sales charges deducted from Purchase Payments;

     -    the mortality and expense risk charges;

     -    any administrative charge; and

     -    any annual Contract fee.

Total return at the Separate Account level does not, however, reflect any premium tax charges. Total return at the Separate Account level will be lower than that at the John Hancock Trust level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any sales charges or annual fees and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax or any sales charge.

REPORTS


At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES


At meetings of the John Hancock Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

CHANGES TO THE SEPARATE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval:

     - to transfer assets that we determine to be your assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;

     -    to add or delete Variable Investment Options;

     -    to change the underlying investment vehicles;

     -    to operate the Separate Account

     -    in any form permitted by law; and

     - to terminate the Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contract and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
Statement of Additional Information
Table of Contents

                                                                        page of
                                                                          SAI
                                                                       ---------
General Information and History ....................................        1
Accumulation Unit Values ...........................................        1
Services ...........................................................        1
   Independent Registered Public Accounting Firm ...................        1
   Principal Underwriter ...........................................        1
   Special Compensation and Reimbursement Arrangements .............        1
      Sales and Asset-Based Payments ...............................        4
      Administrative and Processing Support Payments ...............        4
      Other Payments ...............................................        4
Calculation of Performance Data ....................................        6
   Money Market Variable Investment Options ........................        6
   Other Investment Options ........................................        6
      "Standardized" Total Return ..................................        6
      "Non-Standardized" Performance ...............................        6
Other Performance Information ......................................        6
Table of State Variations ..........................................        6
Qualified Plan Types ...............................................        8
   Traditional IRAs ................................................        8
   Roth IRAs .......................................................        8
   Simple IRA Plans ................................................        9
   Simplified Employee Pensions (SEP-IRAs) .........................        9
   Section 403(b) Qualified Plans or Tax-Sheltered Annuities .......       11
   Restrictions Under the Texas Optional Retirement Program ........       11
   Corporate and Self-Employed ("HR 10 and "Keough") Pension
      and Profit-Sharing Plans .....................................       11
   Deferred Compensation Plans of State and Local Governments
      and Tax-Exempt Organizations .................................       12
Calculation of Annuity Payments ....................................       12
   Calculation of Annuity Units ....................................       13
      Annuity Unit Values ..........................................       13
   Mortality Tables ................................................       13
Additional Information About Determining Unit Values ...............       14
   Net Investment Rate .............................................       14
   Adjustment of Units and Values ..................................       14
   Hypothetical Example Illustrating the Calculation of
      Accumulation Unit Values and Annuity Unit Values .............       14

                                                                        page of
                                                                          SAI
                                                                       ---------
Purchases and Redemptions of Portfolio Shares ......................       14
The Separate Account ...............................................       14
Delay of Certain Payments ..........................................       15
Liability for Telephone Transfers ..................................       15
Voting Privileges ..................................................       15
Legal and Regulatory Matters .......................................       16
Financial Statements ...............................................       17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

       APPENDIX A: Illustrative Contract Value and Annuity Payment Tables

The following tables present illustrative periodic Contract Values and annuity payments that would have resulted under a Contract described in this Prospectus had such values and payments been based exclusively upon the investment experience of the nine specified Variable Investment Options, assuming investment by each of those Investment Options in the corresponding Portfolio of the John Hancock Trust and its predecessors during the periods shown. We have not illustrated the other Investment Options because of the limited time that they have been available. The Contracts described in this Prospectus were first offered in 1990.

For the years ended December 31, 1986 (and prior thereto), we have calculated the values based upon the actual investment results of the three corresponding variable life insurance managed Separate Accounts which were the predecessors to the Growth & Income, Active Bond, and Money Market Portfolios, as if the Portfolio had been in existence prior to March 28, 1986, the date of its reorganization.

In the tables, we assume:

     - the Owner made a single Purchase Payment of $10,000, net of any deductions from Purchase Payments;

     - charges have been assessed at annual rate of 1.00% for mortality and expense risks and administrative services; and

     - actual investment management fees and other Portfolio expenses for the periods illustrated have also been assessed.

Absent expense reimbursements by John Hancock to certain of the Portfolios for some periods, the values illustrated would have been lower.

WHAT THE TABLES ILLUSTRATE

Subject to the foregoing, each Table I presents, at yearly intervals, the illustrative periodic Contract Values for each Variable Investment Option which would have resulted under a Contract, if the Owner had made a net single Purchase Payment of $10,000. The Contract Values are based upon the investment performance of the corresponding Portfolio.

Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly Variable Annuity payments for each Variable Investment Option which would have been received by an Annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.


The tables do not reflect the mergers on April 29, 2005 of underlying Portfolios of the John Hancock Variable Series Trust I with series of the John Hancock Trust, nor the merger of Managed Trust into Lifestyle Balanced Trust on November 7, 2008. As a result of these mergers, the Variable Investment Options shown in the tables are funded in the current Variable Investment Options shown below:


      VARIABLE INVESTMENT OPTION             VARIABLE INVESTMENT OPTION
             BEFORE MERGER                           AFTER MERGER
(VARIABLE OPTION SHOWN IN THE TABLES)   (CURRENT VARIABLE INVESTMENT OPTION)
-------------------------------------   ------------------------------------
GROWTH & INCOME                         OPTIMIZED ALL CAP
                                        (formerly Growth & Income II)
LARGE CAP GROWTH                        BLUE CHIP GROWTH
MID CAP GROWTH                          MID CAP STOCK
INTERNATIONAL EQUITY INDEX              INTERNATIONAL EQUITY INDEX B
REAL ESTATE EQUITY                      REAL ESTATE SECURITIES
MANAGED                                 LIFESTYLE BALANCED
SHORT-TERM BOND                         SHORT-TERM BOND
ACTIVE BOND                             ACTIVE BOND
MONEY MARKET                            MONEY MARKET B

                             OPTIMIZED ALL CAP TRUST
          (FORMERLY GROWTH & INCOME TRUST AND GROWTH & INCOME II TRUST)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Contract Had Been Issued January 2, 1975


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
January 1975 .....................................................   $ 12,819.53
January 1976 .....................................................     14,966.77
January 1977 .....................................................     13,228.07
January 1978 .....................................................     13,894.65
January 1979 .....................................................     15,986.35
January 1980 .....................................................     20,643.34
January 1981 .....................................................     20,623.76
January 1982 .....................................................     26,146.27
January 1983 .....................................................     31,543.15
January 1984 .....................................................     32,710.95
January 1985 .....................................................     43,647.01
January 1986 .....................................................     50,007.66
January 1987 .....................................................     51,447.97
January 1988 .....................................................     59,612.93
January 1989 .....................................................     76,444.82
January 1990 .....................................................     77,614.58
January 1991 .....................................................     96,797.30
January 1992 .....................................................    104,360.16
January 1993 .....................................................    117,099.31
January 1994 .....................................................    115,292.09
January 1995 .....................................................    153,196.33
January 1996 .....................................................    182,154.79
January 1997 .....................................................    234,162.54
January 1998 .....................................................    301,957.33
January 1999 .....................................................    347,462.43
January 2000 .....................................................    299,137.48
January 2001 .....................................................    251,482.37
January 2002 .....................................................    194,562.86
January 2003 .....................................................    240,537.19
January 2004 .....................................................    265,348.91
January 2005 .....................................................    287,518.16
January 2006 .....................................................    322,224.89
January 2007 .....................................................    333,407.05
January 2008 .....................................................    183,108.33


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Payment of $100 in January 1975


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
January 1975 .....................................................   $    100.00
January 1976 .....................................................        126.56
January 1977 .....................................................        141.12
January 1978 .....................................................        123.05
January 1979 .....................................................        125.58
January 1980 .....................................................        139.22
January 1981 .....................................................        172.58
January 1982 .....................................................        167.75
January 1983 .....................................................        204.49
January 1984 .....................................................        235.65
January 1985 .....................................................        237.41
January 1986 .....................................................        307.45
January 1987 .....................................................        348.17
January 1988 .....................................................        347.67
January 1989 .....................................................        384.54
January 1990 .....................................................        456.19
January 1991 .....................................................        462.96
January 1992 .....................................................        530.83
January 1993 .....................................................        583.54
January 1994 .....................................................        631.13
January 1995 .....................................................        602.56
January 1996 .....................................................        768.39
January 1997 .....................................................        888.58
January 1998 .....................................................      1,057.92
January 1999 .....................................................      1,363.39
January 2000 .....................................................      1,512.89
January 2001 .....................................................      1,261.07
January 2002 .....................................................      1,023.31
January 2003 .....................................................        784.10
January 2004 .....................................................        906.11
January 2005 .....................................................        974.99
January 2006 .....................................................      1,108.55
January 2007 .....................................................      1,179.39
January 2008 .....................................................      1,164.96


The amounts shown are based on the investment performance of the Optimized All Cap Trust, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding these tables).

            BLUE CHIP GROWTH TRUST (FORMERLY LARGE CAP GROWTH FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued November 24, 1987


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
November 1987 ....................................................   $ 10,243.87
November 1988 ....................................................     11,672.16
November 1989 ....................................................     14,984.57
November 1990 ....................................................     15,863.60
November 1991 ....................................................     19,703.88
November 1992 ....................................................     21,447.52
November 1993 ....................................................     24,167.30
November 1994 ....................................................     23,693.18
November 1995 ....................................................     30,879.50
November 1996 ....................................................     36,157.66
November 1997 ....................................................     46,879.34
November 1998 ....................................................     64,751.95
November 1999 ....................................................     79,537.96
November 2000 ....................................................     64,661.60
November 2001 ....................................................     52,789.20
November 2002 ....................................................     37,722.94
November 2003 ....................................................     46,916.02
November 2004 ....................................................     53,418.58
November 2005 ....................................................     55,784.12
November 2006 ....................................................     60,523.07
November 2007 ....................................................     67,602.50
November 2008 ....................................................     38,469.52


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in November 1987


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
November 1987 ....................................................   $    100.00
November 1988 ....................................................        110.03
November 1989 ....................................................        136.28
November 1990 ....................................................        137.37
November 1991 ....................................................        166.67
November 1992 ....................................................        172.30
November 1993 ....................................................        194.03
November 1994 ....................................................        187.96
November 1995 ....................................................        225.70
November 1996 ....................................................        262.60
November 1997 ....................................................        322.91
November 1998 ....................................................        389.63
November 1999 ....................................................        490.15
November 2000 ....................................................        466.10
November 2001 ....................................................        324.16
November 2002 ....................................................        238.11
November 2003 ....................................................        261.61
November 2004 ....................................................        263.94
November 2005 ....................................................        278.41
November 2006 ....................................................        285.81
November 2007 ....................................................        295.95
November 2008 ....................................................        159.67


The amounts shown above are based on the investment performance of the Blue Chip Growth Trust and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

               MID CAP STOCK TRUST (FORMERLY MID CAP GROWTH FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued September 23, 1994


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
September 1994 ...................................................   $  9,873.21
September 1995 ...................................................     13,290.44
September 1996 ...................................................     17,150.23
September 1997 ...................................................     17,576.34
September 1998 ...................................................     18,377.45
September 1999 ...................................................     19,131.08
September 2000 ...................................................     20,692.61
September 2001 ...................................................     21,065.88
September 2002 ...................................................     16,449.42
September 2003 ...................................................     23,919.36
September 2004 ...................................................     26,445.24
September 2005 ...................................................     29,204.33
September 2006 ...................................................     32,861.99
September 2007 ...................................................     40,212.11
January 2008 .....................................................     22,391.45


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in September 1994


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
September 1994 ...................................................   $    100.00
September 1995 ...................................................        125.93
September 1996 ...................................................        100.11
September 1997 ...................................................        108.25
September 1998 ...................................................         91.17
September 1999 ...................................................        104.81
September 2000 ...................................................        119.41
September 2001 ...................................................         95.40
September 2002 ...................................................         84.81
September 2003 ...................................................        109.99
September 2004 ...................................................        114.25
September 2005 ...................................................        121.91
September 2006 ...................................................        133.95
September 2007 ...................................................        168.16
September 2008 ...................................................        131.23


The amounts shown are based on the investment performance of the Mid Cap Stock Trust and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

 INTERNATIONAL EQUITY INDEX TRUST B (FORMERLY, INTERNATIONAL EQUITY INDEX FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued February 10, 1989


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
February 1989 ....................................................   $ 11,110.62
February 1990 ....................................................     10,127.48
February 1991 ....................................................     12,370.78
February 1992 ....................................................     12,046.28
February 1993 ....................................................     15,754.62
February 1994 ....................................................     14,645.35
February 1995 ....................................................     15,661.96
February 1996 ....................................................     16,931.02
February 1997 ....................................................     15,921.47
February 1998 ....................................................     19,045.02
February 1999 ....................................................     24,676.49
February 2000 ....................................................     20,175.26
February 2001 ....................................................     15,919.99
February 2002 ....................................................     13,368.41
February 2003 ....................................................     18,792.96
February 2004 ....................................................     22,373.02
February 2005 ....................................................     25,880.31
February 2006 ....................................................     32,569.01
February 2007 ....................................................     37,347.11
February 2008 ....................................................     20,561.85


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in February 1989


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
February 1989 ....................................................   $    100.00
February 1990 ....................................................         97.16
February 1991 ....................................................         94.91
February 1992 ....................................................        110.05
February 1993 ....................................................        104.61
February 1994 ....................................................        132.23
February 1995 ....................................................        111.18
February 1996 ....................................................        123.60
February 1997 ....................................................        124.89
February 1998 ....................................................        118.04
February 1999 ....................................................        134.24
February 2000 ....................................................        157.26
February 2001 ....................................................        134.62
February 2002 ....................................................         95.84
February 2003 ....................................................         79.06
February 2004 ....................................................        112.88
February 2005 ....................................................        125.58
February 2006 ....................................................        146.82
February 2007 ....................................................        173.69
February 2008 ....................................................        166.69


The amounts shown above are based on the investment performance of the International Equity Index Trust B and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

        REAL ESTATE SECURITIES TRUST (FORMERLY, REAL ESTATE EQUITY FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued February 14, 1989


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
February 1989 ....................................................   $ 10,411.79
February 1990 ....................................................      8,096.26
February 1991 ....................................................     10,702.17
February 1992 ....................................................     12,292.76
February 1993 ....................................................     14,276.57
February 1994 ....................................................     14,539.50
February 1995 ....................................................     16,166.74
February 1996 ....................................................     21,298.75
February 1997 ....................................................     24,717.57
February 1998 ....................................................     20,383.04
February 1999 ....................................................     19,839.95
February 2000 ....................................................     25,775.29
February 2001 ....................................................     27,204.25
February 2002 ....................................................     27,298.89
February 2003 ....................................................     36,999.37
February 2004 ....................................................     49,997.25
February 2005 ....................................................     55,276.65
February 2006 ....................................................     75,615.02
February 2007 ....................................................     63,214.31
February 2008 ....................................................     37,930.98


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity payment of $100 in February 1989


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
February 1989 ....................................................   $    100.00
February 1990 ....................................................         96.30
February 1991 ....................................................         92.57
February 1992 ....................................................        108.51
February 1993 ....................................................        126.01
February 1994 ....................................................        130.20
February 1995 ....................................................        123.76
February 1996 ....................................................        137.81
February 1997 ....................................................        175.38
February 1998 ....................................................        189.63
February 1999 ....................................................        151.92
February 2000 ....................................................        147.25
February 2001 ....................................................        181.03
February 2002 ....................................................        187.32
February 2003 ....................................................        175.17
February 2004 ....................................................        242.80
February 2005 ....................................................        293.74
February 2006 ....................................................        345.24
February 2007 ....................................................        478.98
February 2008 ....................................................        335.65


The amounts shown above are based on the investment performance of the Real Estate Securities Trust, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

                            LIFESTYLE BALANCED TRUST
                   (FORMERLY, MANAGED TRUST AND MANAGED FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued November 9, 1987


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
November 1987 ....................................................   $ 10,232.71
November 1988 ....................................................     11,334.40
November 1989 ....................................................     13,393.61
November 1990 ....................................................     13,801.74
November 1991 ....................................................     16,668.31
November 1992 ....................................................     17,775.86
November 1993 ....................................................     19,642.61
November 1994 ....................................................     19,013.90
November 1995 ....................................................     23,925.00
November 1996 ....................................................     26,225.50
November 1997 ....................................................     30,829.41
November 1998 ....................................................     36,754.85
November 1999 ....................................................     39,701.07
November 2000 ....................................................     39,316.18
November 2001 ....................................................     37,818.45
November 2002 ....................................................     32,487.31
November 2003 ....................................................     38,276.00
November 2004 ....................................................     40,997.43
November 2005 ....................................................     41,188.51
November 2006 ....................................................     44,360.80
November 2007 ....................................................     44,780.43
November 2008 ....................................................     34,626.15


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in November 1987


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
November 1987 ....................................................   $    100.00
November 1988 ....................................................        110.31
November 1989 ....................................................        122.50
November 1990 ....................................................        116.05
November 1991 ....................................................        138.23
November 1992 ....................................................        144.88
November 1993 ....................................................        159.94
November 1994 ....................................................        150.55
November 1995 ....................................................        174.23
November 1996 ....................................................        187.50
November 1997 ....................................................        210.04
November 1998 ....................................................        231.57
November 1999 ....................................................        253.31
November 2000 ....................................................        254.92
November 2001 ....................................................        221.72
November 2002 ....................................................        194.22
November 2003 ....................................................        212.49
November 2004 ....................................................        216.14
November 2005 ....................................................        230.32
November 2006 ....................................................        254.74
November 2007 ....................................................        268.10
November 2008 ....................................................        219.43


The amounts shown above are based on the investment performance of the Lifestyle Balanced Trust, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

              SHORT-TERM BOND TRUST (FORMERLY SHORT-TERM BOND FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Had Been Issued September 23, 1994


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
September 1994 ...................................................   $  9,874.31
September 1995 ...................................................     10,900.40
September 1996 ...................................................     11,181.21
September 1997 ...................................................     11,779.75
September 1998 ...................................................     12,340.88
September 1999 ...................................................     12,580.32
September 2000 ...................................................     13,448.60
September 2001 ...................................................     14,392.18
September 2002 ...................................................     15,057.47
September 2003 ...................................................     15,319.65
September 2004 ...................................................     15,382.46
September 2005 ...................................................     15,559.51
September 2006 ...................................................     16,819.25
September 2007 ...................................................     17,193.89
September 2008 ...................................................     13,796.81


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in September 1994


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
September 1994 ...................................................   $    100.00
September 1995 ...................................................        103.33
September 1996 ...................................................        103.12
September 1997 ...................................................        104.97
September 1998 ...................................................        107.33
September 1999 ...................................................        105.61
September 2000 ...................................................        107.14
September 2001 ...................................................        113.16
September 2002 ...................................................        113.88
September 2003 ...................................................        112.72
September 2004 ...................................................        109.76
September 2005 ...................................................        106.72
September 2006 ...................................................        106.20
September 2007 ...................................................        105.60
September 2008 ...................................................         98.00


The amounts shown above are based on the investment performance of the Short-Term Bond Trust, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding the tables).

                  ACTIVE BOND TRUST (FORMERLY ACTIVE BOND FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Contract Had Been Issued June 2, 1980


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
June 1980 ........................................................   $ 10,253.83
June 1981 ........................................................     10,562.69
June 1982 ........................................................     13,469.69
June 1983 ........................................................     14,149.83
June 1984 ........................................................     16,041.33
June 1985 ........................................................     19,306.75
June 1986 ........................................................     21,698.31
June 1987 ........................................................     22,052.03
June 1988 ........................................................     23,615.72
June 1989 ........................................................     26,354.41
June 1990 ........................................................     28,015.98
June 1991 ........................................................     32,360.46
June 1992 ........................................................     34,492.94
June 1993 ........................................................     37,828.50
June 1994 ........................................................     36,490.86
June 1995 ........................................................     43,187.99
June 1996 ........................................................     44,514.03
June 1997 ........................................................     48,526.20
June 1998 ........................................................     51,999.07
June 1999 ........................................................     50,997.13
June 2000 ........................................................     55,799.93
June 2001 ........................................................     59,592.35
June 2002 ........................................................     63,505.27
June 2003 ........................................................     67,187.70
June 2004 ........................................................     67,110.81
June 2005 ........................................................     18,377.84
June 2006 ........................................................     74,037.00
June 2007 ........................................................     76,531.70
June 2008 ........................................................     68,070.00


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in June 1980


                                                                       PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
June 1980 ........................................................   $    100.00
June 1981 ........................................................         96.41
June 1982 ........................................................        105.17
June 1983 ........................................................        126.21
June 1984 ........................................................        120.98
June 1985 ........................................................        145.80
June 1986 ........................................................        165.31
June 1987 ........................................................        166.02
June 1988 ........................................................        172.28
June 1989 ........................................................        181.81
June 1990 ........................................................        187.02
June 1991 ........................................................        200.83
June 1992 ........................................................        215.21
June 1993 ........................................................        230.96
June 1994 ........................................................        224.68
June 1995 ........................................................        238.43
June 1996 ........................................................        243.64
June 1997 ........................................................        251.72
June 1998 ........................................................        268.27
June 1999 ........................................................        267.59
June 2000 ........................................................        256.51
June 2001 ........................................................        278.81
June 2002 ........................................................        283.60
June 2003 ........................................................        302.32
June 2004 ........................................................        291.83
June 2005 ........................................................        302.84
June 2006 ........................................................        290.21
June 2007 ........................................................        295.47
June 2008 ........................................................        289.87


The amounts shown above are based on the investment performance of the Active Bond Trust, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding these tables).

                MONEY MARKET TRUST B (FORMERLY MONEY MARKET FUND)

TABLE I--Accumulation Period--Illustrative Contract Values Which Would Have Resulted If a $10,000 Net Purchase Payment Contract Had Been Issued May 13, 1982


                                                                       CONTRACT
                                                                     ON DECEMBER
CONTRACT YEAR COMMENCING                                             OF THE SAME
------------------------                                             -----------
May 1982 .........................................................   $ 10,482.07
May 1983 .........................................................     11,284.20
May 1984 .........................................................     12,347.06
May 1985 .........................................................     13,220.57
May 1986 .........................................................     13,966.07
May 1987 .........................................................     14,753.07
May 1988 .........................................................     15,728.09
May 1989 .........................................................     17,018.30
May 1990 .........................................................     18,236.49
May 1991 .........................................................     19,134.07
May 1992 .........................................................     19,633.92
May 1993 .........................................................     20,034.00
May 1994 .........................................................     20,646.91
May 1995 .........................................................     21,624.81
May 1996 .........................................................     22,551.19
May 1997 .........................................................     23,545.36
May 1998 .........................................................     24,579.76
May 1999 .........................................................     25,565.94
May 2000 .........................................................     26,907.45
May 2001 .........................................................     27,686.98
May 2002 .........................................................     27,816.98
May 2003 .........................................................     27,803.15
May 2004 .........................................................     27,781.98
May 2005 .........................................................     28,364.69
May 2006 .........................................................     29,404.68
May 2007 .........................................................     30,519.95
May 2008 .........................................................     30,856.62


TABLE II--Annuity Period--Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in May 1982


                                                                        PAYMENT
MONTH                                                                 FOR MONTH
-----                                                                -----------
May 1982 .........................................................   $    100.00
May 1983 .........................................................        103.76
May 1984 .........................................................        108.45
May 1985 .........................................................        114.21
May 1986 .........................................................        117.81
May 1987 .........................................................        119.65
May 1988 .........................................................        122.42
May 1989 .........................................................        127.07
May 1990 .........................................................        132.40
May 1991 .........................................................        136.49
May 1992 .........................................................        137.10
May 1993 .........................................................        135.53
May 1994 .........................................................        133.62
May 1995 .........................................................        134.22
May 1996 .........................................................        135.58
May 1997 .........................................................        136.62
May 1998 .........................................................        137.90
May 1999 .........................................................        138.78
May 2000 .........................................................        139.92
May 2001 .........................................................        142.15
May 2002 .........................................................        139.49
May 2003 .........................................................        135.16
May 2004 .........................................................        130.43
May 2005 .........................................................        126.74
May 2006 .........................................................        125.77
May 2007 .........................................................        126.33
May 2008 .........................................................        125.56


The amounts shown are based on the investment performance of the Money Market Trust B, and its predecessors. All amounts reflect the provisions of the Contracts described in this Prospectus, including annuity tables based on the standard assumed investment rate of 3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax (see text preceding these tables).

                        APPENDIX B: QUALIFIED PLAN TYPES

        PLAN TYPE
     TRADITIONAL IRAS
--------------------------
                              Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

          ROTH IRAS           Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth
                              IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income

     SIMPLE IRA PLANS         In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence.
                              The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions
                              (please see the section titled "Qualified Plan Types" in the Statement of Additional Information for
                              that information).

   SIMPLIFIED EMPLOYEE        Section 408(k) of the Code allows employers to establish simplified employee pension plans for their
   PENSIONS (SEP - IRAS)      employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

  SECTION 403(B) QUALIFIED    Section 403(b) of the Code permits public school employees and employees of certain types of
  PLANS OR TAX-SHELTERED      tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to
          ANNUITIES           certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.
                              These Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances. Please see the Statement of Additional Information for this information.

CORPORATE AND SELF-EMPLOYED   Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of
 PENSION AND PROFIT-SHARING   tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of
 PLANS (H.R. 10 AND KEOGH)    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

DEFERRED COMPENSATION PLANS   Section 457 of the Code permits employees of state and local governments and tax-exempt
     OF STATE AND LOCAL       organizations to defer a portion of their compensation without paying current taxes. The employees
 GOVERNMENTS AND TAX-EXEMPT   must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy
       ORGANIZATIONS          several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

Accommodator

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
             ACCUMULATION UNIT VALUES- ACCOMMODATOR VARIABLE ANNUITY

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99
                        --------  --------  --------  --------  --------  --------  --------  ---------  ---------  ---------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     23.61     22.65     19.80     19.11        --        --        --         --         --         --
Value at End of Year       14.68     23.61     22.65     19.80        --        --        --         --         --         --
No. of Units              19,372    24,622    29,887    35,595        --        --        --         --         --         --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 1-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     67.19     63.51     59.59      55.80      51.00      52.00
Value at End of Year          --        --        --        --     69.95     67.19     63.51      59.59      55.80      51.00
No. of Units                  --        --        --        --   758,455   834,666   922,648  1,015,815  1,231,194  1,417,799
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     76.53     74.04     71.27     69.95        --        --        --         --         --         --
Value at End of Year       68.07     76.53     74.04     71.27        --        --        --         --         --         --
No. of Units             431,190   493,661   558,881   633,599        --        --        --         --         --         --
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     42.90     38.40     35.40     33.42        --        --        --         --         --         --
Value at End of Year       24.41     42.90     38.40     35.40        --        --        --         --         --         --
No. of Units              57,390    62,493    66,021    60,444        --        --        --         --         --         --
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05)(NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited 11-30-1998)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     12.73     12.41     11.40      10.69       9.65      10.01
Value at End of Year          --        --        --        --     13.11     12.73     12.41      11.40      10.69       9.65
No. of Units                  --        --        --        --    26,033    34,821    43,567     15,175      2,802      4,722
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional Benefits
Value at Start of Year     13.41     12.12     11.77        --        --        --        --         --         --         --
Value at End of Year        8.33     13.41     12.12        --        --        --        --         --         --         --
No. of Units              20,175    22,745    27,034        --        --        --        --         --         --         --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     11.50      9.31     13.91      22.27      35.07      16.23
Value at End of Year          --        --        --        --     11.69     11.50      9.31      13.91      22.27      35.07
No. of Units                  --        --        --        --    45,685    55,799    64,389     87,167    124,273    115,765
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     17.44     13.71     17.83      20.46      22.74      18.91
Value at End of Year          --        --        --        --     19.11     17.44     13.71      17.83      20.46      22.74
No. of Units                  --        --        --        --    54,121    55,434    53,261     67,243     76,010     70,252
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     26.96     26.34     22.34     21.70        --        --        --         --         --         --
Value at End of Year       17.10     26.96     26.34     22.34        --        --        --         --         --         --
No. of Units              41,590    43,155    43,242    46,609        --        --        --         --         --         --
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --      9.76      7.66      9.37      10.00         --         --
Value at End of Year          --        --        --        --     11.17      9.76      7.66       9.37         --         --
No. of Units                  --        --        --        --    20,042    23,075    28,042     29,770         --         --

Accommodator

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99
                        --------  --------  --------  --------  --------  --------  --------  ---------  ---------  ---------
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     17.50     15.25     12.96      13.29      11.98      12.37
Value at End of Year          --        --        --        --     19.17     17.50     15.25      12.96      13.29      11.98
No. of Units                  --        --        --        --    21,038    24,678    36,059     20,313     24,868     34,953
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     19.91     18.35     17.60     19.17        --        --        --         --         --         --
Value at End of Year       18.84     19.91     18.35     17.60        --        --        --         --         --         --
No. of Units               7,339     4,039    30,970    36,269        --        --        --         --         --         --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05)(NOW GROWTH & INCOME TRUST) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --    147.15    119.03    153.85     183.00     212.57     184.73
Value at End of Year          --        --        --        --    162.33    147.15    119.03     153.85     183.00     212.57
No. of Units                  --        --        --        --   810,926   895,235   983,201  1,124,028  1,409,435  1,577,363
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year        --    197.13    175.89    162.33        --        --        --         --         --         --
Value at End of Year          --    203.97    197.13    175.89        --        --        --         --         --         --
No. of Units                  --   541,901   611,836   671,184        --        --        --         --         --         --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-30-1998)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     10.02      8.69      9.19       9.09      10.29       9.89
Value at End of Year          --        --        --        --     10.73     10.02      8.69       9.19       9.09      10.29
No. of Units                  --        --        --        --    38,541     3,934     6,606     11,131      1,541      1,166
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.14     12.06     11.03     10.73        --        --        --         --         --         --
Value at End of Year        8.48     12.14     12.06     11.03        --        --        --         --         --         --
No. of Units               3,251     3,774     4,499     4,416        --        --        --         --         --         --
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     18.03     12.83     15.28      19.36      23.68      18.28
Value at End of Year          --        --        --        --     21.47     18.03     12.83      15.28      19.36      23.68
No. of Units                  --        --        --        --    51,826    50,512    53,085     58,969     66,007     70,792
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     35.84     31.25     24.83     21.47        --        --        --         --         --         --
Value at End of Year       19.73     35.84     31.25     24.83        --        --        --         --         --         --
No. of Units              23,354    25,585    40,813    39,016        --        --        --         --         --         --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 1-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     32.35     26.01     36.40      44.59      54.85      44.65
Value at End of Year          --        --        --        --     33.42     32.35     26.01      36.40      44.59      54.85
No. of Units                  --        --        --        --    87,413    94,388    99,587    134,507    170,004    166,041
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --     11.69        --        --        --         --         --         --
Value at End of Year          --        --        --     11.77        --        --        --         --         --         --
No. of Units                  --        --        --    77,853        --        --        --         --         --         --
LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     19.06     15.34     17.86      17.82      15.93      15.58
Value at End of Year          --        --        --        --     21.70     19.06     15.34      17.86      17.82      15.93
No. of Units                  --        --        --        --    45,021    36,939    35,615     33,416     45,934     46,760

Accommodator

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99
                        --------  --------  --------  --------  --------  --------  --------  ---------  ---------  ---------
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year     27.27        --        --        --        --        --        --         --         --         --
Value at End of Year       27.00        --        --        --        --        --        --         --         --         --
No. of Units             107,484        --        --        --        --        --        --         --         --         --
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 1-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     29.85     25.33     29.49      30.66      30.96      28.66
Value at End of Year          --        --        --        --     31.97     29.85     25.33      29.49      30.66      30.96
No. of Units                  --        --        --        --   357,615   402,945   446,608    496,182    665,873    762,902
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year        --     34.59     32.51     31.97        --        --        --         --         --         --
Value at End of Year          --     34.92     34.59     32.51        --        --        --         --         --         --
No. of Units                  --   138,148   162,394   194,718        --        --        --         --         --         --
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     15.42     10.60     13.58      13.34      12.33      11.85
Value at End of Year          --        --        --        --     17.05     15.42     10.60      13.58      13.34      12.33
No. of Units                  --        --        --        --    52,584    33,027    23,824     25,875     43,123     40,532
MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     27.39     22.38     19.89     17.05        --        --        --         --         --         --
Value at End of Year       15.25     27.39     22.38     19.89        --        --        --         --         --         --
No. of Units              13,744    14,614    16,422    19,429        --        --        --         --         --         --
MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND)(MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-30-1998)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     15.89     11.05     13.17      13.23      12.77      10.70
Value at End of Year          --        --        --        --     18.67     15.89     11.05      13.17      13.23      12.77
No. of Units                  --        --        --        --    15,574    10,670    10,646      4,220      4,164         --
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     23.54     23.66     19.85     18.67        --        --        --         --         --         --
Value at End of Year       15.23     23.54     23.66     19.85        --        --        --         --         --         --
No. of Units              34,661    35,623    38,975    40,401        --        --        --         --         --         --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited prior to 1-1-96)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     27.81     27.82     27.67      26.91      25.57      24.58
Value at End of Year          --        --        --        --     27.83     27.81     27.82      27.67      26.91      25.57
No. of Units                  --        --        --        --   357,752   425,143   512,136    573,625    643,286    715,041
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     30.52     29.41     28.37     27.83        --        --        --         --         --         --
Value at End of Year       30.86     30.52     29.41     28.37        --        --        --         --         --         --
No. of Units             255,707   261,915   265,938   290,568        --        --        --         --         --         --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Contracts with no Optional Benefits
Value at Start of Year    186.56        --        --        --        --        --        --         --         --         --
Value at End of Year      112.02        --        --        --        --        --        --         --         --         --
No. of Units             474,510        --        --        --        --        --        --         --         --         --
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     11.20      8.55     10.56      13.49      16.29      12.28
Value at End of Year          --        --        --        --     12.32     11.20      8.55      10.56      13.49      16.29
No. of Units                  --        --        --        --    61,327     7,645    10,579      9,806     17,731      9,550

Accommodator

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99
                        --------  --------  --------  --------  --------  --------  --------  ---------  ---------  ---------
OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY)(MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 11-30-1998)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --      8.71      9.43       9.88      16.64       9.27
Value at End of Year          --        --        --        --        --     13.53      8.71       9.43       9.88      16.64
No. of Units                  --        --        --        --        --    13,784    15,328     15,150     18,843     15,155
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-01-04) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --     10.13     10.92      11.79      13.10      12.58
Value at End of Year          --        --        --        --        --     14.02     10.13      10.92      11.79      13.10
No. of Units                  --        --        --        --        --     3,699     4,467      4,874      4,852      6,274
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     19.07     17.12     14.44     12.32        --        --        --         --         --         --
Value at End of Year       10.94     19.07     17.12     14.44        --        --        --         --         --         --
No. of Units              15,230    17,213    15,211    15,493        --        --        --         --         --         --
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited prior to
1-1-96)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     38.06     28.08     27.98      26.73      20.41      20.97
Value at End of Year          --        --        --        --     51.42     38.06     28.08      27.98      26.73      20.41
No. of Units                  --        --        --        --    38,950    39,843    42,604     40,031     48,057     52,726
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     65.38     78.20     57.17     51.42        --        --        --         --         --         --
Value at End of Year       39.23     65.38     78.20     57.17        --        --        --         --         --         --
No. of Units              14,577    21,947    26,937    30,278        --        --        --         --         --         --
SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 9-23-1994)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     14.18     13.94     13.32      12.45      11.65      11.42
Value at End of Year          --        --        --        --     14.24     14.18     13.94      13.32      12.45      11.65
No. of Units                  --        --        --        --    19,722    28,573    32,539     13,220     24,554     32,859
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     15.24     14.91     14.40     14.24        --        --        --         --         --         --
Value at End of Year       12.23     15.24     14.91     14.40        --        --        --         --         --         --
No. of Units              10,149    10,804     6,840     7,863        --        --        --         --         --         --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --     10.92      7.41     10.43      10.95      12.14      12.69
Value at End of Year          --        --        --        --     11.84     10.92      7.41      10.43      10.95      12.14
No. of Units                  --        --        --        --    73,196    28,009    27,695     23,088     22,874     22,918
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 5-01-1996)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --      9.98     14.39      16.63      21.38      12.67
Value at End of Year          --        --        --        --        --     12.63      9.98      14.39      16.63      21.38
No. of Units                  --        --        --        --        --    40,392    45,400     53,996     69,515     45,485
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     17.43     15.45     13.75     11.84        --        --        --         --         --         --
Value at End of Year       10.43     17.43     15.45     13.75        --        --        --         --         --         --
No. of Units              46,124    46,436    48,226    55,956        --        --        --         --         --         --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.53     13.70     13.29     13.11        --        --        --         --         --         --
Value at End of Year       15.21     14.53     13.70     13.29        --        --        --         --         --         --
No. of Units              12,437    11,800    13,702    19,913        --        --        --         --         --         --

                                             Statement of Additional Information
                                                               dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
                     John Hancock Variable Annuity Account U

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred or immediate variable annuity contracts and the deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                  RELATED JHLICO VARIABLE ANNUITY PROSPECTUSES
           (to be read with this Statement of Additional Information)
                          Accommodator Variable Annuity
                          Independence Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to JHLICO Rin this Statement of Additional Information. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                            JOHN HANCOCK LIFE INSURANCE COMPANY

Annuities Service Center    Mailing Address
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(800) 824-0335              www.jhannuities.com

JHLICO VA ACCT U SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY............................................    1
ACCUMULATION UNIT VALUE TABLES.............................................    1
SERVICES...................................................................    1
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    1
   PRINCIPAL UNDERWRITER...................................................    1
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS.....................    1
CALCULATION OF PERFORMANCE DATA............................................    5
   MONEY MARKET VARIABLE INVESTMENT OPTIONS................................    5
   OTHER VARIABLE INVESTMENT OPTIONS.......................................    5
OTHER PERFORMANCE INFORMATION..............................................    6
TABLE OF STATE VARIATIONS..................................................    7
QUALIFIED PLAN TYPES.......................................................    8
   TRADITIONAL IRAS........................................................    8
   ROTH IRAS...............................................................    8
   SIMPLE IRA PLANS........................................................    9
   SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS).................................    9
   SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES...............    9
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM................   11
   CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND
      PROFIT-SHARING PLANS.................................................   11
   DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND
      TAX-EXEMPT ORGANIZATIONS.............................................   12
CALCULATION OF ANNUITY PAYMENTS............................................   12
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.......................   14
      Adjustment of Units and Values.......................................   14
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES..............................   14
THE SEPARATE ACCOUNT.......................................................   14
DELAY OF CERTAIN PAYMENTS.......................................... .......   15
LIABILITY FOR TELEPHONE TRANSFERS..........................................   15
VOTING PRIVILEGES..........................................................   15
LEGAL AND REGULATORY MATTERS...............................................   16
FINANCIAL STATEMENTS.......................................................   17

                         General Information and History

John Hancock Variable Annuity Account U, (the "Separate Account") is a separate investment account of John Hancock Life Insurance Company ("we," "us," "the Company," or "JHLICO") and was established on April 8, 1996. JHLICO (formerly known as John Hancock Mutual Life Insurance Company, and chartered in Massachusetts in 1862) is a Massachusetts stock life insurance company that "demutualized" and changed its name to John Hancock Life Insurance Company on February 1, 2000. As part of the demutualization process, JHLICO became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of MFC. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. Our principal office is located at 197 Clarendon Street, Boston, Massachusetts 02117. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Variable Annuity Account U at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amount of underwriting commissions paid to Signator in 2006 was $1,100,644. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and
$516,555,523, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract was sold is compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We or our affiliates may, directly or through JHD, make additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of our contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute our contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we or our affiliates may provide to firms, directly or through JHD, are not mutually exclusive and may vary from contract to contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.

                                   DISTRIBUTOR

                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                      Wachovia Securities Financial Network

                                   DISTRIBUTOR

                         Wachovia Securities LLC, (ISG)
                         Wachovia Securities LLC, (PCG)
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                              P x (1 + T)(n) = ERV

Where:

P   = a hypothetical initial premium payment of $1,000

T   = average annual total return

n   = number of years

ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2[(a - b/cd + 1)(6) - 1]

     where: a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

            b = expenses accrued for the period (net of any reimbursements)

            c = the average daily number of accumulation units outstanding during the period

            d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                            Table of State Variations

The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

         STATE                   TYPE OF JURISDICTION                         RELATED RULE
------------------------ -----------------------------------   ---------------------------------------------
     California                Domestic Partnership
     Connecticut                   Civil Union,
                                Same-Sex Marriage
  District of Columbia         Domestic Partnership
         Hawaii          Reciprocal Beneficiary Relationship
          Iowa                  Same-Sex Marriage
          Maine               Domestic Partnerships
        Maryland               Domestic Partnership
      Massachusetts             Same-Sex Marriage
      New Hampshire                Civil Union
       New Jersey                  Civil Union,                Also recognizes spouses of same-sex marriages
                               Domestic Partnership            who were married in another jurisdiction
        New York                        --                     Recognizes spouses of civil unions and
                                                               same-sex marriages who were
                                                               married in another jurisdiction
         Oregon                Domestic Partnership
      Rhode Island                      --                     Recognizes spouses of civil unions and
                                                               same-sex marriages who were
                                                               married in another jurisdiction
        Vermont                  Same-Sex Marriage
      Washington               Domestic Partnership

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

REQUIRED DOCUMENTATION. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                         Calculation of Annuity Payments

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                          the applicable annuity purchase rate set forth in the
                                         contract and reflecting

                              (1) the age and, possibly, sex of the payee and

                                      (2) the assumed investment rate
                                              (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                   the amount of the initial monthly variable annuity payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.002740% (the charges for mortality and expense risks and administrative services) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60)
divided by $4,000,000 or 0.0009726.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009726)] or $11.260942. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096726) x ..99990575] or $1.0859529. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                  Purchases and Redemptions of Portfolio Shares

John Hancock purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Series Portfolio, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Portfolio share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                               Portfolio's shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements


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